EXHIBIT 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2012 of FriendFinder Networks Inc. (the “Company”) as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Ezra Shashoua, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1.           The report fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities and Exchange Act of 1934; and

2.           The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

FriendFinder Networks Inc.

Date: August 14, 2012	By:	/s/Ezra Shashoua
Name: Ezra Shashoua
Chief Financial Officer